Exhibit 21.1

Subsidiaries of Prudential Financial, Inc.

Subsidiary	Jurisdiction of Incorporation
Prudential Financial, Inc.	New Jersey

Mulberry Investors DA No. 1, Inc.	Delaware

Mulberry Investors GLTC No. 1, Inc.	Delaware

Mulberry Investors GLTC No. 2, Inc.	Delaware

Mulberry Investors ILLT No. 1, Inc.	Delaware

Mulberry Investors ILST No. 1, Inc.	Delaware

Mulberry Investors PA No. 1, Inc.	Delaware

Mulberry Investors PLAZIL No. 1, Inc.	Delaware

Mulberry Invetors PLAZIL No. 2, Inc.	Delaware

PRUCO, Inc.	New Jersey

Prudential Capital & Investment Services, LLC	Delaware

Prudential Securities Group Inc.	Delaware

Braeloch Successor Corporation	Delaware

Braeloch Holdings Inc.	Delaware

Graham Resources, Inc.	Delaware

Graham Depository Company II	Delaware

Graham Energy, Ltd.	Louisiana

Graham Exploration, Ltd.	Louisiana

Graham Royalty, Ltd.	Louisiana

Bache (Hong Kong) Holdings Ltd.	Hong Kong

Bache Financial Derivatives, Ltd.	Hong Kong

Dryden Finance (Hong Kong) Ltd.	Hong Kong

Dryden Nominees (Hong Kong) Ltd.	Hong Kong

Lapine Holding Company	Delaware

Lapine Development Corporation	California

Lapine Technology Corporation	California

P-B Finance Ltd.	Cayman Islands

PB Financial Services, Inc.	Delaware

Bache Overseas Funding Limited	UK

PBI Group Holdings Limited	UK

Subsidiary	Jurisdiction of Incorporation
PBI Holdings Ltd.	UK

PBI (UK) Limited	UK

Bache Financial Limited	UK

Circle Nominees Limited	UK

Dryden Holdings Limited	UK

PBI Management Limited	UK

Dryden Financial Limited	UK

PBIB Limited	UK

Prudential-Bache Limited	UK

PBI Limited	UK

PFDS Holdings, LLC	Delaware

Pru Global Securities, LLC	Delaware

Prudential Financial Derivatives, LLC	Delaware

PGR Advisors, Inc.	Delaware

Prudential Equity Group, LLC.	Delaware

Bache Equities Limited	Wales, UK

Bache, S.A. de C.V.	Mexico

Prudential Securities CMO Issuer Inc.	Delaware

Prudential Securities Foundation	New York

Prudential-Bache Securities Agencias de Valores S.A.	Spain

Prudential Securities (Japan) Limited	Delaware

Prudential Securities Credit Corp., LLC	Delaware

TGH Records, LLC	Delaware

Prudential Securities Municipal Derivatives, Inc.	Delaware

Prudential Securities Secured Financing Corporation	Delaware

Prudential Securities Structured Assets, Inc.	Delaware

Prudential-Bache Leasing Inc.	Delaware

Prudential-Bache Program Services Inc.	New York

Prudential-Bache Properties, Inc.	Delaware

Prudential-Bache Securities (Australia) Limited	Victoria, Australia

Prubache Nominees Pty Limited	Victoria, Australia

Prudential-Bache Securities (Germany) Inc.	Delaware

Prudential-Bache Trade Services Inc.	Delaware

Prudential-Bache Transfer Agent Services, Inc.	New York

Subsidiary	Jurisdiction of Incorporation
Prudential P&C Holdings, LLC	Delaware

Prudential P&C Holdings NJ, LLC	Delaware

Prudential Property and Casualty General Agency, Inc.	Texas

Pruco Reinsurance Ltd.	Bermuda

Prudential Annuities Holding Company, Inc.	Delaware

American Skandia, Inc.	Delaware

American Skandia Advisory Services, Inc.	Delaware

American Skandia Fund Services, Inc.	Delaware

American Skandia Information Services and Technology Corporation	Delaware

American Skandia Investment Services Incorporated	Connecticut

American Skandia Life Assurance Corporation	Connecticut

American Skandia Marketing, Incorporated	Delaware

Prudential Asset Management Holding Company LLC	New Jersey

PIFM Holdco, Inc.	Delaware

Prudential Investment Management Services LLC	Delaware

Prudential Investments LLC	New York

Prudential Mutual Fund Services LLC	New York

PIM Global Financial Strategies, Inc.	New Jersey

PIM Investments, Inc.	Delaware

PIM Foreign Investments, Inc.	Delaware

PGA Asian Retail Limited	Bermuda

PIM UK Investments Limited	UK

Big Yellow Holdings Limited	Bermuda

PGA European Limited	Bermuda

PREI International, Inc.	Delaware

PRICOA China (Residential) Limited	Bermuda

China Homes, Ltd.	Bermuda

PIM Warehouse, Inc.	Delaware

PIM Global Investments Limited	UK

PMCC Holding Company	New Jersey

Prudential Mortgage Capital Company, LLC	Delaware

Capital Agricultural Property Services, Inc.	Delaware

PMCF Properties LLC	Delaware

Prudential Agricultural Credit, Inc.	Tennessee

Subsidiary	Jurisdiction of Incorporation
Prudential Asset Resources, Inc.	Delaware

Prudential Mortgage Capital Asset Holding Company, LLC	Delaware

Prudential Mortgage Capital Company I, LLC	Delaware

Prudential Mortgage Capital Company II, LLC	Delaware

Prudential Mortgage Capital Funding, LLC	Delaware

PMCF Holdings, LLC	Delaware

Prudential Mortgage Capital Holdings Corporation	Delaware

Prudential Affordable Mortgage Company	Delaware

Prudential Multifamily Mortgage, Inc.	Delaware

Prudential Huntoon Paige Associates, Ltd.	Delaware

The Robert C. Wilson Company	Texas

WMF CommQuote, Inc.	Delaware

Prudential Investment Management, Inc.	New Jersey

CRC Series B, LP	Delaware

GRA (Bermuda) GP Limited	Bermuda

Jennison Associates LLC	Delaware

Jennison Capital Advisers LLC	Delaware

Mulberry Street Holdings, LLC	Delaware

Prudential Capital Partners Management Fund II, L.P.	Delaware

Stetson Street Partners, L.P.	Delaware

PGR Advisors I, Inc.	Delaware

GRA (Bermuda) Limited	Bermuda

Pramerica Real Estate Investors (Asia) Pte. Ltd.	Singapore

Prudential Real Estate Investors Investimentos Imobiliarios Ltda.	Brazil

Prudential Real Estate Investors, S. de R.L. de C.V.	Mexico

PIC Holdings Limited	UK

PRICOA Capital Group Limited	UK

PRICOA Capital Management Limited	UK

PRICOA General Partner II (Co-Investment) Limited	UK

PRICOA General Partner II Limited	Scotland, UK

PRICOA Scottish General Partner II LP	Scotland, UK

PRICOA General Partner Limited	Scotland, UK

PRICOA Scottish General Partner LP	Scotland, UK

PRICOA Management Partner Limited	UK

Subsidiary	Jurisdiction of Incorporation
Pramerica (GP) Limited	UK

Pramerica (GP2) Limited	UK

Pramerica Real Estate Investors Limited	UK

Pramerica Financial Limited	UK

Pramerica Regulated Business Limited	UK

PREI Acquisition I, Inc.	Delaware

PREI Acquisition II, Inc.	Delaware

Pramerica Real Estate Investors (Deutschland) GmBH	Germany

TMW Real Estate Group, LLC	Delaware

Pramerica Asset Management, Inc.	New Jersey

Pramerica Fixed Income (Asia) Limited	Singapore

Prudential Relative Value Fund I, L.P.	Delaware

Pru Alpha Partners I, LLC	Delaware

Prudential Capital Group, L.P.	Delaware

Prudential Equity Investors, Inc.	New York

Prudential Home Building Investors, Inc.	New Jersey

Prudential Latin American Investments, Ltd.	Cayman Islands

Prudential Private Placement Investors L.P.	Delaware

Prudential Private Placement Investors, Inc.	New Jersey

Prudential Trust Company	Pennsylvania

PTC Services, Inc.	New Jersey

Quantitative Management Associates LLC	New Jersey

TMW Pramerica Real Estate Investors Luxembourg S.A.	Luxembourg

TMW Weltfonds Canada 1 (GP) Inc.	Canada

TRGOAG Company, Inc.	Delaware

Prudential Holdings, LLC	New Jersey

The Prudential Insurance Company of America	New Jersey

745 Property Investments	Massachusetts

ARL Holdings, Inc.	Delaware

Asian Infrastructure Mezzanine Capital Fund	Cayman Islands

Beagle Assets LLC	Delaware

COLICO, INC.	Delaware

Colico II, Inc.	Delaware

Commerce Street Investments LLC	Delaware

Subsidiary	Jurisdiction of Incorporation
Datron Inc.	Delaware

Dryden Finance II, LLC	Delaware

Dryden Finance, Inc.	Delaware

Dryden Holdings Corporation	Delaware

Flor-Ag Corporation	Florida

Gateway South Urban Renewal Association	New Jersey

Gibraltar Hong Kong Holdings Limited Partnership	Hong Kong

Gibraltar Properties, Inc.	Delaware

Halsey Street Investments LLC	Delaware

PAMA Fund I Parallel Investment, LLC	Delaware

PGA Asian Holdings, Ltd.	Bermuda

PIC Realty Corporation	Delaware

Luddite Associates, GP	Massachusetts

Perseverance Associates, LP	California

PPCP-I Holding Co., LLC	Delaware

PPCP-II Holding Co., LLC	Delaware

PRICOA Apex Holdings LLC	Delaware

PRICOA China (Warehouse) Limited	Bermuda

PRICOA Green Cape Company Pty Ltd.	Australia

PRICOA Red Rocks Company Pty Ltd.	Australia

PRICOA White Cliffs Holding Co Pty Ltd.	Australia

PRICOA White Cliffs Company Pty Ltd.	Australia

PRU 3XSquare, LLC	Delaware

Pru 101 Wood LLC	Delaware

PRUCO Life Insurance Company	Arizona

PRUCO Life Insurance Company of New Jersey	New Jersey

Pruco Securities, LLC	New Jersey

Prudential Arizona Reinsurance Captive Company	Arizona

Prudential Asset Holdings - Mexico, S. de R.L.de C.V.	Mexico

Prudential Assets LLC	Delaware

Prudential Financial Securities Investment Trust Enterprise	Taiwan

Prudential Funding, LLC	New Jersey

Prudential Global Funding, LLC	Delaware

Prudential Home Building Investment Advisors, L.P.	New Jersey

Subsidiary	Jurisdiction of Incorporation
Prudential Industrial Properties, LLC	Delaware

Pridemtial Insurance Agency, LLC	New Jersey

Prudential Direct Insurance Agency of Massachusetts, Inc.	Massachusetts

Prudential Realty Securities II, Inc.	Delaware

Prudential Realty Securities, Inc.	Delaware

Prudential 900 Aviation Boulevard, LLC	Delaware

Prudential Retirement Insurance and Annuity Company	Connecticut

Prudential Structured Settlement Company	Delaware

Rerun Assets LLC	Delaware

Residential Services Corporation of America	Delaware

Asset Disposition Trust, 1995-2	New Jersey

Residential Information Services, Inc.	Delaware

Securitized Asset Sales, Inc.	Delaware

The Prudential Home Mortgage Company, Inc.	New Jersey

PHMC Services Corporation	New Jersey

The Prudential Home Mortgage Securities Company, Ltd.	Delaware

SMP Holdings, Inc.	Delaware

Bree Investments Limited	Hong Kong

Prudential Resources Management Asia, Limited	Hong Kong

SVIIT Holdings, Inc.	Delaware

SouthStreet Software, L.L.C.	Delaware

The Prudential Assigned Settlement Services Corp.	New Jersey

The Prudential Brazilian Capital Fund LP	Cayman Island

Universal Prudential Arizona Reinsurance Company	Arizona

Washington Street Investments LLC	Delaware

Prudential IBH Holdco, Inc.	Delaware

PBT Home Equity Holdings, Inc.	Georgia

Prudential Bank & Trust, FSB	Connecticut

Prudential International Insurance Holdings, Ltd.	Delaware

Pramerica Life S.P.A	Italy

Prumerica Marketing S.r.l.	Italy

Pramerica Systems Ireland Limited	Ireland

Pramerica Zycie Towarzystwo Ubezpieczen I Reasekuracji Spolka Akcyjna	Poland

Prudential Life Insurance Company of Taiwan Inc.	Taiwan

Subsidiary	Jurisdiction of Incorporation
Prudential Seguros, S.A.	Argentina

PruServicos Participacoes, S.A.	Brazil

Dedicar Corretora de Suguros de Vida Ltda.	Brazil

Gibraltar Corretora de Seguras Ltda.	Brazil

Prudential do Brasil Seguros de Vida S.A.	Brazil

Prusub Participacoes Ltda.	Brazil

The Pramerica Life Insurance Company, Inc.	Philippines

The Prudential Life Insurance Company of Korea, Ltd.	Korea

The Gibraltar Marketing Company of Korea	Korea

The Prudential Life Insurance Company, Ltd.	Japan

Prudential International Insurance Services Company, L.L.C.	Delaware

Rockstone Co., Ltd.	Japan

Prudential International Investments Corporation	Delaware

PGLH of Delaware, Inc.	Delaware

PMA:Finanz-ud Versicherungsmkler GmbH	Germany

pma Software + Systeme GmbH	Germany

Prudential Financial of Korea, Inc.	Delaware

PKHC #1, LLC	Delaware

Prudential Investment & Securities Co., Ltd	Korea

Prudential Asset Management Co., Ltd	Korea

PKHC #2, LLC	Delaware

Pramerica Financial Asia Limited	Delaware

Pramerica Asia Fund Management Limited	Hong Kong

Prudential Consultoria , S. De R.L. de C.V.	Mexico

Prudential Grupo Financiero, S.A. de C.V.	Mexico

Prudential Bank, S.A. Institucion de Banca Multiple, Prudential Grupo Financiero	Mexico

Prudential Investment Management (Japan), Inc.	Delaware

Prudential Investment Management Japan Company Limited	Japan

Prudential Mexico, LLC	Delaware

Prudential Finanical Operadora de Sociedades de Inversion S.A. de C.V.	Mexico

Prudential Apolo Servicos, S.A. de C.V.	Mexico

Prudential Securities Investing Consulting (Taiwan) Co., Ltd.	Taiwan

Prudential Seguros Mexico, S.A.	Mexico

Prudential International Investments, LLC	New Jersey

Subsidiary	Jurisdiction of Incorporation
Prudential International Investments Advisers, LLC	Delaware

Prudential Japan Holdings, LLC	Delaware

Kyoei Annuity Home Co. Ltd. (Kabushiki Kaisha Kyouei Nenkin Home)	Japan

Kyosei Leasing Co., Ltd. (Kyosei Lease Kabushiki Kaisha)	Japan

Prudential Holdings of Japan, Inc.	Japan

The Gibraltar Life Insurance Company Ltd.	Japan

Prudential Real Estate Management Co., Ltd. (Prudential Real Estate Management Yugen Kaisha)	Japan

Minami Aoyama Gardening Co., Ltd. (Minami Aoyana Engei Kabushiki Kaisha)	Japan

Sanei Premium Collecting Service Co., Ltd. (Kabushi Kaisha San-ei Shuuno Service)	Japan

Gibraltar Agency Co., Ltd. (Gibraltar Agency Kabushiki Kaisha)	Japan

PG Insurance Service Co., Ltd. (PG Insurance Service Kabushiki Kaisha)	Japan

Sanei Sightseeing Co., Ltd. (San-ei Kankno Kabushiiki Kaisha)	Japan

Satsuki Properties Co. Ltd. (Yugen Kaisha Satsuki Properties)	Japan

Prudential Management Canada Ltd.	Ontario

Prudential Real Estate and Relocation Services, Inc.	Delaware

Corporate America Realty, Inc.	New Jersey

PRICOA Consulting (Shanghai) Co., Ltd.	China

PRICOA Relocation Asia Pte. Ltd.	Singapore

PRICOA Relocation France SAS	Paris, France

PRICOA Relocation Holdings Limited	UK

Pricoa Relocation Management Limited	UK

Pricoa Relocation United Kingdom Limited	UK

PRICOA Relocation Hong Kong Limited	Hong Kong

Prudential Community Interaction Consulting, LLC	Delaware

Prudential Real Estate Affiliates of Canada Ltd.	Ontario, Canada

Prudential Real Estate Affiliates, Inc.	Delaware

Prudential Realty Holding Company, Inc.	Delaware

Prudential Referral Services, Inc.	Delaware

Prudential Relocation, Inc.	Colorado

Prudential Relocation Canada, Ltd.	Canada Federal, Canada

Prudential Relocation, Ltd.	Ontario

The Relocation Freight Corporation of America	California

Prudential Relocation, S. de R.L. de C.V.	Mexico

Prudential Texas Residential Services Corporation	Texas

Subsidiary	Jurisdiction of Incorporation
The Prudential Real Estate Financial Services of America, Inc.	California

eRealty, Inc.	Texas

Prudential Real Estate Services Company, LLC	Texas

Prudential Retirement Financial Services Holding LLC	Delaware

Global Portfolio Strategies, Inc.	Connecticut

Prudential Retirement Brokerage Services, Inc.	Delaware

The PSI Programs LLC	Delaware

Vantage Casualty Insurance Company	Indiana